iShares®
iShares Trust
Supplement dated March 18, 2026
to the currently effective Summary Prospectus,
Prospectus, and Statement of Additional Information (the “SAI”)
for the iShares MSCI USA Quality Factor ETF (QUAL) (the “Fund”)
The Fund is updating its investment policy to indicate that it intends to be “diversified,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), in approximately the same proportion as its Underlying Index is diversified. Shareholder approval will not be sought if the Fund crosses from diversified to non‑diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of its Underlying Index.
Accordingly, the following changes are effective on March 31, 2026:

1.	The following is added after the Industry Concentration Policy at the end of the section entitled “Principal Investment Strategies” of the Summary Prospectus and Prospectus of the Fund:

Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non‑diversified,” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non‑diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. The Fund discloses its portfolio holdings and weightings at www.iShares.com.

2.	The following is added to the section entitled “Summary of Principal Risks” in the Summary Prospectus and Prospectus of the Fund:

Non‑Diversification Risk. To the extent the Fund is non‑diversified, the Fund may invest a large percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund’s performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s NAV.

3.	In the table under the section entitled “Additional Information About the Funds’ Risks” in the Prospectus of the Fund, Non‑Diversification Risk is added as a row and checked as a Principal Risk of the Fund.

4.	The following is added after Momentum Securities Risk in the section entitled “Additional Information About the Funds’ Risks” in the Prospectus of the Fund:

Non-Diversification Risk. A Fund that is classified as “non-diversified” may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties, compared with funds that are classified as “diversified.” A non-diversified Fund thus may be more susceptible to the risks associated with these particular issuers or counterparties. The gains and losses on such holdings may have a greater impact on a non-diversified Fund’s performance than they would on the performance of a diversified Fund, and a non-diversified Fund’s NAV may be more volatile.

5.	The following is added as the new last sentence of the first paragraph following the diversification status table of the section entitled “Diversification Status” of the SAI of the Fund:

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However, while the iShares MSCI USA Quality Factor ETF is classified as “diversified,” under applicable no‑action relief from the SEC staff, the Fund may become non‑diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index, and such a change does not require shareholder approval.

If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑QUAL‑0326

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